Investor Day 2017 February 16, 2017 © Quality Is Our Recipe, LLC Exhibit 99.1 Exhibit 99.1

Opening Video 2

Peter Koumas Director – Investor Relations © Quality Is Our Recipe, LLC 3

Time
Topic
Speaker
8:35 a.m.
CEO Overview
Todd Penegor
9:05 a.m.
2016 Results, 2017 Guidance, 38-40%
Adj. EBITDA Margin,
2020 Free Cash Flow, Capital Allocation
Gunther Plosch
9:40 a.m.
Break
9:50 a.m.
Marketing: The Wendy’s Definition of Winning
Kurt Kane
10:20 a.m.
Expanding Brand Access & Increasing Brand Relevance
Abigail Pringle
10:55 a.m.
International: Vision for 2020
Bob Wright
11:30 a.m.
Lunch
12:10 p.m.
Restaurant Margin
Bob Wright
12:35 p.m.
Technology: A Deliciously Different Customer Experience
David Trimm
12:55 p.m.
CEO Wrap-Up
Todd Penegor
1:05 p.m.
Q&A
2:00 p.m.
Departure
4

5
THE WENDY'S COMPANY   |
Forward-Looking
Statements and
Non-GAAP Financial
Measures
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-
looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our news release issued on February 16, 2017 and in the
“Special Note Regarding Forward-Looking Statements and Projections” and
“Risk Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures (i.e., adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, adjusted tax rate and free cash flow). These non-GAAP financial measures exclude certain expenses and benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on February 16, 2017 and posted on
www.aboutwendys.com.
As used in this presentation, the terms adjusted EBITDA and adjusted earnings per share refer to adjusted EBITDA from continuing operations and adjusted earnings per share from continuing operations, respectively.

2017 Investor Relations Calendar: Q1(Tentative)
•
Tuesday, February 21: JPMorgan NDR (Boston)
•
Wednesday, February 22: JPMorgan NDR (New York)
•
Wednesday, March 15: Nomura/Instinet NDR (Chicago)
•
Thursday, March 16: Barclays NDR (Kansas City / Minneapolis)
•
Thursday,
April
6
–
Friday,
April
7:
Evercore
NDR
(Dallas
/
Austin
/
Houston)
•
Wednesday,
May
10
–
First
Quarter
Earnings
6
THE WENDY'S COMPANY   |

Todd Penegor President & Chief Executive Officer © Quality Is Our Recipe, LLC 7

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY
THE WENDY'S WAY
CLEAN & WELL MAINTAINED
UP TO DATE
EASY & CONVENIENT
UPBEAT & COMFORTABLE
A PLACE I LOVE TO GO
FRESH
HONEST INGREDIENTS
CRAVEABLE TASTE
MADE RIGHT
FOOD I LOVE
RESTAURANTS
FOOD
Delight every customer.
SERVICE
VALUE
FRIENDLY
ACCURATE
FAST
AN EXPERIENCE THAT BRINGS ME BACK
COMPETITIVE PRICE
WENDY'S QUALITY
GREAT EXPERIENCE
WORTH WHAT I PAY
WENDY'S KIND OF PEOPLE
QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

8 THE WENDY'S COMPANY |

16 Consecutive Quarters of N.A. SRS Growth
0.7%
0.4%
3.1%
2.9%
1.8%
0.7%
3.2%
0.7%
1.6%
1.6%
3.2%
2.2%
3.1%
4.8%
3.3%
3.6%
0.4%
1.4%
0.8%
1.6%
Q1
Q2
Q3
Q4 E
Annual E
2013
2014
2015
2016
+6.8%
+2.6%
+4.5%
+5.6%
+4.9%
9
THE WENDY'S COMPANY   |

Completed the Third Phase of System
Optimization; 537 Restaurants Sold,
$435M of Pretax Proceeds
149 Global New Restaurant Openings;
58 Global Net New Restaurant Openings
Highest Global Total and Net New
Restaurant Openings since 2005
Improvement of 630 bps in Adj. EBITDA
Margin to 27.3%*
Free Cash Flow Turned Positive; YOY
Growth of ~$70M
Total Shareholder Return of ~30%
2016 Highlights
* See reconciliation of non-GAAP financial measures in the Appendix.
10
THE WENDY'S COMPANY   |

2012 - Company Restaurants - IA Restaurants 11 1,427 Company Restaurants (~22% Company Ownership) 74 IA Restaurants

2013 - Company Restaurants - IA Restaurants System Optimization I Announced 12

2014 - Company Restaurants - IA Restaurants System Optimization II Announced 13

2015 - Company Restaurants - IA Restaurants System Optimization III Announced 14

2016 - Company Restaurants - IA Restaurants 330 Company Restaurants (~5% Company Ownership) 1,933 IA Restaurants 15

N.A. Image Activation Momentum Continues
THE WENDY'S COMPANY   | 16
Total System Annual
Reimages & New Builds*
Total System Cumulative
Reimages & New Builds*
~32% of N.A.
system Image
Activated at the end
of 2016
* Counts include Franchise Reimages open or under construction
10
64
234
486
519
620
2011
2012
2013
2014
2015
2016E
10
74
308
794
1,313
1,933
2011
2012
2013
2014
2015
2016E

N.A. Franchisee Composition Progression
17
THE WENDY'S COMPANY   |
>100
<10
10-29
30-100
2012
2016
Average N.A. Franchisee Ownership
2012: 11 Restaurants   /   2016: 15 Restaurants
>100
<10
10-29
30-100
~440
~375

THE WENDY'S COMPANY   | 18
Franchisee Attitude and Optimism Supports Growth
7.4
7.4
8.4
2012
2014
2016
Post Franchise Update Meeting
“On a scale of 1 to 10, please rate your overall attitude and optimism regarding the Wendy’s Business”

THE WENDY'S COMPANY   | 19
Franchisee Attitude and Optimism Supports Growth
Source: Wendy’s 2016 Franchise Business Review Survey
+9 pts
+6 pts
+5 pts
+4 pts
+2 pts
General
Satisfaction
Financial
Opportunity
Franchisee
Community
Training &
Support
Leadership
Wendy's
Food & Beverage Peers

Brand Health Metrics Showing Major Momentum 2 2 0 8 13 2012 2013 2014 2015 2016 THE WENDY'S COMPANY | 20 Source: Wendy’s Consumer Tracking; Number of Brand Health Metrics Showing YOY Improvement

THE WENDY'S COMPANY   | 21
Customer Satisfaction is Rapidly Improving
Overall Satisfaction
Taste
Friendliness
Speed
Accuracy
Cleanliness
North America
(last 90 days)
8/5/16-11/2/16
11/3/16-1/31/17
Best In Class

THE WENDY'S COMPANY   | 22
Consistency is a Key Focus Area
© 2016 Service Management Group | Confidential | All rights reserved | YTD 2016
Overall Satisfaction
Taste
Friendliness
Speed
Accuracy
Cleanliness

THE WENDY'S COMPANY   | 23
Higher Quality of Earnings –
Sustained, Predictable Growth
Expect ~78% of our ~670 owned real estate properties to generate rental income
2017 (E)
~5% Co. Ownership
50%
50%
80%
20%
2012 (A)
~22% Co. Ownership
Royalties,
Net Rent &
Net Fran.
Fees
Company
Restaurants

THE WENDY'S COMPANY   | 24
Quality of Earnings Evolution Staying the Course
$ Mils
Adj.
EBITDA
Margin
13%
Adj.
EBITDA
Margin
32-34%
* Adjusted to Reflect Bakery Results as Discontinued Operations
Five Year Projected Adj.
EBITDA Growth ~ 27% while
selling ~1,100 Restaurants
$315
$396-404
~ ($265)
~ $90
~$85
~$70
~$60
~$20
~$10
~$15
2012
Adj. EBITDA *
Disposed
Restaurant
EBITDA
"Core" Earnings
Growth
Net Rental
Income
(S.O.)
Royalties
(S.O.)
G&A
Savings
(S.O.)
G&A
Savings
(2014 Resource
Realignment)
2017 Buy
and Flip Income
(Net)
2017 G&A
Efficiencies
(ZBB)
2017 Estimated
Adj. EBITDA

QSR is the Place to Be…
Wendy’s Stands Out in the Crowd
Convenience
Value
Quality
THE WENDY'S COMPANY   | 25
1
2
3
73.9%
74.8%
75.5%
76.1%
76.8%
77.9%
78.7%
79.7%
80.8%
Source: The NPD Group / CREST
®
Y/E February
QSR Traffic Share of All Restaurant Meals

Wendy’s 2020 Goals THE WENDY'S COMPANY | 26 Global Restaurant Sales ~$12 billion Global Restaurant Count ~7,500 Global Image Activation 70%+ Adj. EBITDA Margin 38-40% Free Cash Flow ~$275 million

Wendy’s 2020 Goals
New Comprehensive Target Encompassing
North America and International
North America: ~$11 billion
International: ~$1 billion
~$10 billion of Global Restaurant Sales in 2016
Key Drivers:
SRS Growth
Image Activation
Net New Restaurant Openings
Global Restaurant Sales*
~$12 billion
THE WENDY'S COMPANY   | 27
* Constant Currency, excludes Venezuela

Wendy’s 2020 Goals
Net New Restaurant Openings in North America
and International are imperative to our growth
algorithm
Ended 2016 with 6,537 Global Restaurants
Key Drivers:
Improving Sales to Investment Ratio
Optimizing Incentives
Enhancing Restaurant Level Margins
Restaurant Designs to Support All Trade Areas
Global Restaurant Count
~7,500
THE WENDY'S COMPANY   | 28

"All of Wendy's
spins off of one
word – FRESH"
FOUNDER

Wendy’s 2020 Goals
Key Brand Priority in North America and
International
~32% Image Activated at the end of 2016
Compelling Economics and Consumer
Response Driving Franchisee Adoption
Opportunity to Drive People Activation to
Enhance Customer Experience
Global Image Activation
70%+
THE WENDY'S COMPANY   | 29

Wendy’s 2020 Goals
>25pp improvement since 2012
Driven by System Optimization and Converting
Restaurant EBITDA into Rents and Royalties;
Continued Tight G&A Management
All components of P&L must contribute:
N.A. SRS & Net Unit Growth
International Growth
Company Restaurant Margin Growth
Accelerated G&A Savings
Adj. EBITDA Margin*
38-40%
THE WENDY'S COMPANY   | 30
* Adj. EBITDA divided by total revenue; does
not include potential effects of changes in
accounting standards

Wendy’s 2020 Goals
Driven by System Optimization and Converting
Restaurant EBITDA into Rents and Royalties;
Continued Tight G&A Management
Capital Expenditure Reductions
Brand Transformation provides resiliency and better
predictability
Allows continued focus on returning significant
amounts of cash to shareholders while still Investing
for Growth
Free Cash Flow*
~$275 million
THE WENDY'S COMPANY   | 31
* Cash from Operations Less CAPEX; does
not include potential effects of changes in
accounting standards

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY

THE WENDY'S WAY

WENDY'S KIND OF PEOPLE

QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

THE WENDY'S COMPANY | 32 c

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY

THE WENDY'S WAY

Delight every customer.

WENDY'S KIND OF PEOPLE

QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

THE WENDY'S COMPANY | 33 c

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY

THE WENDY'S WAY
RESTAURANTS
FOOD
Delight every customer.
SERVICE
VALUE
WENDY'S KIND OF PEOPLE

QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

THE WENDY'S COMPANY | 34 c

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY

THE WENDY'S WAY
RESTAURANTS
FOOD
Delight every customer.
SERVICE
VALUE
WENDY'S KIND OF PEOPLE

FRESH
HONEST INGREDIENTS
CRAVEABLE TASTE
MADE RIGHT

FOOD I LOVE

QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

35 THE WENDY'S COMPANY | c

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY

THE WENDY'S WAY
RESTAURANTS
FOOD
Delight every customer.
SERVICE
VALUE
WENDY'S KIND OF PEOPLE

COMPETITIVE PRICE
WENDY'S QUALITY
GREAT EXPERIENCE

WORTH WHAT I PAY

QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

36 THE WENDY'S COMPANY | c

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY

FRIENDLY
ACCURATE
FAST

AN EXPERIENCE THAT BRINGS ME BACK

THE WENDY'S WAY
RESTAURANTS
FOOD
Delight every customer.
SERVICE
VALUE
WENDY'S KIND OF PEOPLE

QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

37 THE WENDY'S COMPANY |

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY

CLEAN & WELL MAINTAINED
UP TO DATE
EASY & CONVENIENT
UPBEAT & COMFORTABLE

A PLACE I LOVE TO GO

THE WENDY'S WAY
RESTAURANTS
FOOD
SERVICE
VALUE
Delight every customer.
WENDY'S KIND OF PEOPLE

QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

38 THE WENDY'S COMPANY |

WENDY'S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY
THE WENDY'S WAY
CLEAN & WELL MAINTAINED
UP TO DATE
EASY & CONVENIENT
UPBEAT & COMFORTABLE
A PLACE I LOVE TO GO
RESTAURANTS
FOOD
FRESH
HONEST INGREDIENTS
CRAVEABLE TASTE
MADE RIGHT
FOOD I LOVE
Delight every customer.
FRIENDLY
ACCURATE
FAST
AN EXPERIENCE THAT BRINGS ME BACK
SERVICE
VALUE
COMPETITIVE PRICE
WENDY'S QUALITY
GREAT EXPERIENCE
WORTH WHAT I PAY
WENDY'S KIND OF PEOPLE
QUALITY IS OUR RECIPE • TREAT PEOPLE WITH RESPECT • DO THE RIGHT THING • PROFIT MEANS GROWTH • GIVE SOMETHING BACK

THE WENDY'S COMPANY | 39

David Trimm
Chief  Information Officer
Kurt Kane
Chief Concept & Marketing
Officer
Abigail Pringle
Chief Development Officer
Scott Weisberg
Chief People Officer
Bob Wright
EVP, Chief  Operations Officer
& International
Todd Penegor
President & CEO
Gunther Plosch
Chief Financial Officer
Liliana Esposito
Chief Communications Officer
Leadership Team Now In Place
E.J. Wunsch
Chief Legal Officer &
Secretary
40

It all comes back to the basics: SERVE customers the best tasting FOOD at a good VALUE in a clean, comfortable RESTAURANT and they’ll keep coming back. 41

Gunther Plosch Chief Financial Officer © Quality Is Our Recipe, LLC 42

2016 Preliminary Results 2017 Guidance 38-40% Adj. EBITDA Margin 2020 Free Cash Flow Capital Allocation Agenda THE WENDY'S COMPANY | 43

2016 4Q Preliminary Results
THE WENDY'S COMPANY   | 44
2016E
(13 weeks)
2015*
(14 weeks)
B/(W)
N.A. System SRS
0.8%
4.8%
2-Year 5.6%
N.A. Co. Rest. Margin
18.8%
19.2%
(40) bps
G&A
$61.2
$72.4
15.5%
Adjusted EBITDA**
$91.1
$107.6
(15.3%)
Adjusted EBITDA Margin**
29.4%
23.2%
+620 bps
Adjusted EPS**
$0.08
$0.12
(33.3%)
$ Mils (except per share amounts)
(Unaudited)
**  See reconciliation of non-GAAP financial measures in the Appendix.
* Due
to
the
May
2015
sale
of
its
bakery
business,
the
Company
has
presented
its
bakery
results
as
discontinued
operations
in
its
financial
statements.

2016 Full Year Preliminary Results
THE WENDY'S COMPANY   | 45
2016E
(52 weeks)
2015*
(53 weeks)
B/(W)
N.A. System SRS
1.6%
3.3%
2-Year 4.9%
N.A. Co. Rest. Margin
19.1%
17.7%
+140 bps
G&A
$245.9
$256.6
4.2%
Adjusted EBITDA**
$391.9
$392.4
(0.1%)
Adjusted EBITDA Margin**
27.3%
21.0%
+630 bps
Adjusted EPS**
$0.40
$0.33
21.2%
Free Cash Flow
$30.9
($39.1)
+$70.0
$ Mils (except per share amounts)
(Unaudited)
**  See reconciliation of non-GAAP financial measures in the Appendix.
* Due
to
the
May
2015
sale
of
its
bakery
business,
the
Company
has
presented
its
bakery
results
as
discontinued
operations
in
its
financial
statements.

Delivering G&A
Commitments
THE WENDY'S COMPANY   | 46
* Adjusted to Reflect Bakery Results as Discontinued Operations
$ Mils
(Unaudited)
$257
$246
$4
$11
($4)
($3)
$3
2015
G&A*
Legal  / Professional
Services
Other
53rd
Week
Incentive
Compensation
System
Optimization
2016
Preliminary
G&A

Improved Quality of Earnings
$ Mils
(Unaudited)
* Adjusted to Reflect Bakery Results as Discontinued Operations
*
Adj.
EBITDA
Margin
21.0%
Adj.
EBITDA
Margin
27.3%
$392
$392
$65
$17
$10
$8
($1)
($7)
($92)
2015
Adj. EBITDA
Royalties,
Net Franchise Fees
& Net Rental
Income
Restaurant
EBITDA
(incl IA)
Lease
Buyout
G&A
(Excl.
53rd wk)
Other
Lapping
53rd
Week
Sold Restaurant
EBITDA
(S.O. II & III)
2016 Preliminary
Adj. EBITDA
47
THE WENDY'S COMPANY   |

Adjusted EPS Growth
* Adjusted to Reflect Bakery Results as Discontinued Operations
*
(Unaudited)
+21%
Growth
2015
Share
Repurchases
Depreciation
Tax Rate
Interest
Expense
2016 Preliminary
Adj. EPS
$0.33
$0.40
0.02
$0.03
$0.08
0.06)
$
($
48
THE WENDY'S COMPANY   |
Adj. EPS

Free Cash Flow Turns Positive
$ Mils
(Unaudited)
Earnings
2016
Preliminary
Results
* Mainly due to deferred income taxes, excess tax benefits from share-based compensation, and taxes related to the Arby's dividend
($39)
2015
CapEx
Working
Capital
Arby's
Dividend
Other Tax
Items*
$67
($55)
($40)
$102
($4)
$31
~$70M YOY
Improvement
49
THE WENDY'S COMPANY   |

2016 Preliminary Results 2017 Guidance 38-40% Adj. EBITDA Margin 2020 Free Cash Flow Capital Allocation Agenda THE WENDY'S COMPANY | 50

2017 Guidance THE WENDY'S COMPANY | 51 3.3% 1.6% 2-3% 2015 2016E 2017E 17.7% 19.1% Flat 2015 2016E 2017E N.A. System SRS Growth N.A. Company Restaurant Margins

2017 Guidance
G&A
Adjusted EPS
+21%
+13 -+18%
$ Mils (except per share amounts)
* Adjusted to Reflect Bakery Results as Discontinued Operations
$257
$246
2015*
2016E
2017E
$210-$220
Adj.
EBITDA
-0.1%
Adj.
EBITDA
+1%-+3%
33¢
40¢
45-47¢
2015*
2016E
2017E
52
THE WENDY'S COMPANY   |

2017 Adj. EBITDA Guidance
$ Mils
$392
$396-404
~$30
~$30
~$20
($12)
~($60)
2016
Preliminary
Adj. EBITDA
SOIII Royalties &
Net Rental Income
G&A
Savings
NA Growth
(SRS + Development)
2016
Lease Buyouts
Disposed
Restaurant
EBITDA
2017
Estimated
Adj. EBITDA
Adj.
EBITDA
Margin
27.3%
Adj.
EBITDA
Margin
32-34%
53
THE WENDY'S COMPANY   |

Rental income streams become predictable post SOIII
Rental Income
Net Rental Income
$143
~$175
$75
~$95
$10
$21
$ Mils
*
*
$15
$95
$113
$6
$48
$62
2012
2016E
2017E and
Beyond
Owned
Leased
$4
$27
$33
$6
$48
$62
2012
2016E
2017E and
Beyond
Owned
Leased
54
THE WENDY'S COMPANY   |

2017 Guidance
Capital Expenditures
Free Cash Flow*
* Cash From Operations Less CAPEX
$172
$ Mils
$263
$0
$252
$149
2015
2016E
2017E
$80-$90
($39)
$31
2015
2016E
2017E
SOIII Proceeds
$160-$185
55
THE WENDY'S COMPANY   |

THE WENDY'S COMPANY   | 56
2017
Guidance
Flat Commodity Market Basket
(Chicken quality investment of ~35bps)
Labor Inflation of ~4%
Depreciation of ~$120 million (incl. Accel. Dep of ~$2 million)
Interest Expense of ~$115 million
Adjusted Tax Rate of 32-34%

2016 Preliminary Results 2017 Guidance 38-40% Adj. EBITDA Margin 2020 Free Cash Flow Capital Allocation Agenda THE WENDY'S COMPANY | 57

Multiple Growth Levers Drive to 38-40% Adj. EBITDA Margin
THE WENDY'S COMPANY   | 58
G&A
Efficiencies
2020E
2015
2016
Preliminary
Results
2017E
NA Growth
(SRS + Net
New Units)
International
Growth
Company
Restaurant Margin
Expansion
21%
38% to 40%
32% to 34%
27%

North America Growth
International Growth
Company Restaurant
Margin Expansion
2-3% N.A. System SRS; Focus on Strengthening
Quality Advantage, Continuing to Drive Value and
Improving Consistency of Customer Experience
Net New Restaurant Development in North America
New 2020 Goals Drive International System Sales
to $1 billion and EBITDA to ~$20 million in 2020
Drive Additional Profits on Path to 20%; Grow
Customer Counts / Mitigate Labor Pressures /
Leverage Technology
THE WENDY'S COMPANY   | 59

THE WENDY'S COMPANY | 60 G&A as a % of Global Restaurant Sales 3.1% 2.7% 2.6% 2.5% 2.1% - 2.2% ~1.5% 2013 2014 2015 2016E 2017E 2020E >$100M of Cumulative G&A Reduction Since 2013

2016 Preliminary Results 2017 Guidance 38-40% Adj. EBITDA Margin 2020 Free Cash Flow Capital Allocation Agenda THE WENDY'S COMPANY | 61

THE WENDY'S COMPANY | 62 ($44) ($39) $31 $160-$185 ~$275 2014 2015 2016E 2017E 2020E $ Mils Free Cash Flow Growth through 2020 and Beyond *Does not include any charges related to G&A Initiative *

THE WENDY'S COMPANY   | 63
$ Mils
*Does not include any charges related to G&A Initiative
Free Cash Flow Growth
Drivers
~$275
10
$160 to $185
2016
$31
Preliminary
Results
CapEx
Taxes
2020E
Net
Earnings
Working
Capital
2017E*
Net
Earnings
CapEx
Working
Capital
~17%
CAGR

Diligence on CAPEX Continues THE WENDY'S COMPANY | 64 2014 2015 2016E 2017E 2020E $ Mils ~$65 $80-90 $299 $252 $149

2016 Preliminary Results 2017 Guidance 38-40% Adj. EBITDA Margin 2020 Free Cash Flow Capital Allocation Agenda THE WENDY'S COMPANY | 65

Strong Track Record of
Shareholder Returns
THE WENDY'S COMPANY   | 66
$ Mils (except per share amounts)
225%
Growth in Quarterly Dividend Rate
$0.02 in 2011 to $0.065 in Q4 2016
~$2.3B of
Cumulative
Cash Returned
to Shareholders
0
100
200
300
400
500
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2011
2012
2013
2014
2015
2016
Dividends
Share Repurchases
Shares Outstanding

Flexible Capital Structure
Supports Growth Initiatives
THE WENDY'S COMPANY   | 67
1/1/2017  Leverage Ratio (excl. Cap leases): 5.4x
Target Leverage Ratio: 5-6x
$875
$900
$500
$100
*Notional amounts shown as of issuance date; 1% amort
is paid per annum
FY16 Estimated Net Debt: $2.1B (excl. Cap Leases) / FY16 Estimated Adj. EBITDA: $391.9M
3.371%
2015 Notes
(Callable 6/2018)
4.080%
2015 Notes
(Callable 6/2019)
4.497%
2015 Notes
(Callable 6/2021)
7.0% 1995
Debentures
$ Mils
2017
2018
2019
2020
2021
2022
2023
2024
2025
Securitized Notes*
Revolver
Debentures
$150

Invest in the Business Sustain an Attractive Dividend; Payout Ratio > 50% Utilize Excess Cash to Repurchase Shares Improvement in ROIC Over Time Balance Sheet Aligned Behind Strategy 4 5 1 2 3 68

Arby’s Equity Stake
•
~18.5% Equity Stake
•
Received ~$100 million in dividends since 2012
•
Estimated Fair Market Value as of 1/1/17: ~$320 million
–
Increased from ~$294 million at the end of Q3
–
Valuation Methodology: Apply multiple (discount to public peer group) to
TTM EBITDA
•
Potential source of incremental cash if a liquidation event were to occur
–
Any liquidation event would be fully taxable
THE WENDY'S COMPANY   | 69

Dividend Increase and New Share Repurchase
Authorization
•
Announced ~8 percent increase in quarterly dividend rate, in addition to
~8 percent increase in Q4 2016
–
From 6.5 cents per share to 7 cents per share
•
Board has authorized a new $150 million Share Repurchase Authorization
–
Expires 3/4/2018
–
Plan to purchase shares through the open market
THE WENDY'S COMPANY   | 70

In Summary…
•
Solid 2016: Held Adjusted EBITDA flat YOY, despite selling 310 Company-operated Restaurants;
2-year N.A. System SRS acceleration continued through year end
•
Improved ‘17 Guidance
–
N.A. System SRS guidance accelerating versus ‘16 results
–
Raised Adjusted EBITDA expectations versus prior guidance
•
“Flattish” to 1-3% growth
–
G+A efficiencies driving guidance lower
•
~$230 million to ~$210 to $220 million
–
Free Cash Flow Guidance anticipates ~$140 million YOY increase
•
Very good visibility to our 2020 Financial Goals
–
G+A reductions accelerating further to achieve ~1.5% of Global Restaurant Sales by 2020
–
Free Cash Flow grows to ~$275 million (with CAPEX of ~$65 million) by 2020
•
Fully committed to return all excess cash to Shareholders
THE WENDY'S COMPANY   | 71

Kurt Kane Chief Concept and Marketing Officer © Quality Is Our Recipe, LLC 72

To consistently grow restaurant profitability through increased sales and customer counts. THE WENDY'S COMPANY | 73

WELCOME TO
REAL
WELCOME TO
FRESH
WELCOME TO
WENDY'S
COLUMBUS

THE WENDY'S COMPANY | 74 Why Are We Consistently Driving Sales Growth? Consumers tell us our food, value, and advertising are more relevant today than many other QSR players.

Marketing Sizzle Reel 75

IT'S CALLED A
"SINGLE,"
BUT IT'S SO MUCH
MORE THAN
1 THING.
START WITH THE
BUN.
AND OUR NEW
BAKERY-STYLE BUN
WAS INSPIRED BY DAVE'S
ORIGINAL RECIPE.
TOPPINGS—
OH-SO-MANY TOPPINGS.
CRISP & FRESH
TOMATOES AND LETTUCE,
PREPPED
DAILY
IN THIS RESTAURANT
DELICIOUS
BECAUSE
IT'S DIFFERENT
Dave's SINGLE
OUR CLASSIC
SQUARE PATTY.
100% PURE,
NORTH AMERICAN
BEEF,
RAISED ON
RANCHES
CLOSE TO OUR
RESTAURANTS SO
IT'S DELIVERED FRESH,
NEVER FROZEN.
MAKING
YOUR
HAMBURGER
HOT OFF
OUR GRILL.
SO YEAH, THE OTHER GUYS
MAY CALL THEIRS 'BURGERS,'
EVERY LAYER IS MADE
FOR YOU, 'CAUSE THAT'S
HOW Dave DID IT.

High Quality Food
2014
2015
2016

Source: Wendy’s Brand Health Tracking, Y/E December Strengthening our Quality Advantage 76

NEW
4 for $4
JBC
JR. BACON CHEESEBURGER
OR
CRISPY CHICKEN BLT
AND
FRIES
4 PC. NUGGET
DRINK
AND
FRIES
4 PC. NUGGET
DRINK

Turned the Corner on Value 2013 2014 2015 2016 Source: Wendy’s Brand Health Tracking, Y/E December Worth What You Pay 77

We Have Fully Regained Consumer Momentum # of Brand Health Metrics Showing Improvement THE WENDY'S COMPANY | 78 0 2014 2016 13 2015 8

Go more often
High quality food
Freshly prepares when ordered
Favorite menu item
Great value for the money
Worth what you pay
Friendly, courteous employees
Fills orders accurately
Completely satisfied
Food you feel good about eating
Are honest and trustworthy
Use real ingredients –
not processed
Are growing more popular
1
2
3
4
5
6
7
8
9
10
11
12
13
THE WENDY'S COMPANY   |
79

Fans Visit Wendy’s for >30% of QSR Occasions Spectators Visit Wendy’s for <30% of QSR Occasions Our Job Is To Create Even More Fans THE WENDY'S COMPANY | 80

Our Fuel for Continued Growth
Reinforce Undisputed Leadership in
Hamburger Quality
Reinforce Undisputed Leadership in
Hamburger Quality
Raise Consumer Expectations for How Good
Chicken Can Be
Raise Consumer Expectations for How Good
Chicken Can Be
Drive Unique Visits Through Proprietary Salads
and Beverages
Drive Unique Visits Through Proprietary Salads
and Beverages
Continue Helping Customers With Multi-Faceted
Approach to Price/Value
Continue Helping Customers With Multi-Faceted
Approach to Price/Value
Communicate in a Relentlessly Modern Way
Communicate in a Relentlessly Modern Way
81

Living Our Strategy in Everything We Do 82

Hamburgers Continue to be a Massive Opportunity 3 out of 4 Americans eat a hamburger every week Source: Datassential, ‘On The Menu’, March 2016 83

Fresh/Never Frozen Beef Craveable Taste Two Key Reasons Our Hamburgers Win 84

85

Super Bowl Commercial 86

“In a sea of entertainment, humor, and special effects and starts this stands out as artful hard sell.” THE WENDY'S COMPANY | 87

FRESH
NEVER FROZEN
BEEF
Dave's DOUBLE™
Where's the Beef®? Not in a Freezer.
The secret to Wendy's® hamburgers really isn't a secret.
We simply refuse to use frozen beef. Only fresh beef,
every hamburger, every time, no freezing, no way, no how.
So every bite is tasty and juicy, no matter what you order.
Because it's made Dave's Way.™
DAVE'S SINGLE™
DAVE'S DOUBLE
DAVE'S TRIPLE™
BACONATOR®
SON OF BACONATOR®
JR. BACON CHEESEBURGER
DOUBLE STACK™

88

new!
Limited Time
Green Chile
QUESO
BURGER
Bacon
QUESO
FRIES

UNLIMITED FLAVOR. LIMITED TIME.
truffle
BACON
CHEESEBURGER
truffle parmesan cheese sauce
buttery croissant bun
BACON
truffle
FRIES
Discover Your New Favorite

NEW – LIMITED TIME ONLY.
BACON
PORTABELLA
SWISS MELT
THIS LOVE STORY
IS JUST FOR YOU.
HEARTY
PORTABELLAS
DRENCHED IN LUSCIOUS
SWISS
AND TOPPED WITH CRISP
BACON
IT'S DELICIOUSLY
DIFFERENT.
BACON
PORTABELLA
SWISS POTATO

LTOs Must Build “Craveable” Perception 89

THE WENDY'S COMPANY | 90 Official Hamburger of the NCAA

THE WENDY'S COMPANY | 91 Continuing to Raise the Bar on Chicken

Other brands talk about wanting more tender chicken…someday. Wendy’s has already taken action by limiting bird size to 20% smaller than many other QSR brands. THE WENDY'S COMPANY | 92

93 Wendy’s Max 7.5 lbs. Industry Max > 9.7 lbs.

NEW
LIMITED TIME ONLY
TRY OUR
Spicy
SRIRACHA
CHICKEN
SRIRACHA
CREAMY AIOLI
SRIRACHA
INFUSED BUN
SRIRACHA
JACK CHEESE

new!
fresh mozzarella
CHICKEN SANDWICH
LIMITED TIME ONLY
TASTE THE FRESHNESS
FRESH, HAND-CUT MOZZARELLA
HOUSE-MADE BALSAMIC BRUSCHETTA TOMATOES
BASIL PESTO AIOLI

NEW
BACON
maple
CHICKEN SANDWICH
CROISSANT BUN
SWEET MAPLE GLAZE
MAPLE BUTTER
MAKING BREAKFAST
JEALOUS

94

A great, fresh salad does NOT have to cost a fortune or take forever 95

Wendy’s Salads Are: Fresh Made Unique Great Value THE WENDY'S COMPANY | 96

Trying Is Believing Trying Is Believing Source: 2015 Product Testing Data, Top 2 Box Ratings Among Millennial Female Respondents 91% Repurchase Intent 97

NEW
FRUITEA
CHILLERS™
ORANGE MANGO
BLUEBERRY PINEAPPLE

NEW
organic
Honest
TROPICAL GREEN TEA
NATURALLY FLAVORED
EXCLUSIVELY AT
Wendy's

Dave's
Cherry
Cream Soda
Made with products of The Coca-Cola Company

Driving Incidence With Unique Beverages 98

Our Value Programs Win In Two Ways They get a lot of people to show up Create profitable checks 99

New People Are Showing Up Young Adult (13-34) Lower Income (<$50K) Smaller Household Size (Single) Over Indexes with AA and Hispanic 100

THE WENDY'S COMPANY | 101 News Has Proven Effective With 4 for $4

50¢
LIMITED TIME ONLY
Frosty
SMALL
CHOCOLATE
VANILLA
QUALITY IS
OUR RECIPE®

8foot sleeves
@minzoodles
Follow
suddenly life is worth living i'm out of bed i'm leaving my house today is a new day
Wendy's @Wendys
Frosty is 50¢! Tweet a pic of one w/ #50centFrostyMLB for a free @MLBTV subscription. mlb.com/50centfrosty

THE WENDY'S COMPANY | 102 THE WENDY'S COMPANY | Excitement Drove Instant Impact

THE WENDY'S COMPANY | 103 Daypart Value Creates New Occasions

NEW grilled
CHICKEN
SANDWICH
BUILD A COMBO
Only $5
Small combo only at participating Wendy's® for a limited time. ©2016 Quality Is Our Recipe, LLC

Premium Value Has High Appeal 104

Relentlessly Modern Communications 105

106 THE WENDY'S COMPANY |

THE WENDY'S COMPANY   | 107
“
I couldn’t remember the last time a brand was actually featured in our All Hands meeting. Cheers, Wendy’s.
-
Adam Bain, COO, Twitter
“
Today we are are making this
new immersive ad format
available…we have seen some pretty creative submissions, like
Wendy’s masterpiece the ‘deconstructed cheeseburger.’
-
Chris Cox, Chief Product Officer, Facebook
“
Wendy’s LIVE broadcast was a standout example of using the
authentic and social nature of live content to engage with people and build their brand.
-
Chris Jones, Head of Creative Technology, Facebook
“
The results are fantastic and you guys have truly been a pioneer in measurement.
-
Snapchat, October 2016

Our Fuel for Continued Growth
Reinforce Undisputed Leadership in
Hamburger Quality
Reinforce Undisputed Leadership in
Hamburger Quality
Raise Consumer Expectations for How Good
Chicken Can Be
Raise Consumer Expectations for How Good
Chicken Can Be
Drive Unique Visits Through Proprietary Salads
and Beverages
Drive Unique Visits Through Proprietary Salads
and Beverages
Continue Helping Customers With Multi-Faceted
Approach to Price/Value
Continue Helping Customers With Multi-Faceted
Approach to Price/Value
Communicate in a Relentlessly Modern Way
Communicate in a Relentlessly Modern Way
108

Abigail Pringle Chief Development Officer 109

Accelerating Image Activation to
Delight Even More
Customers
Expanding Brand Access with
North America New Restaurants
Strengthening Franchise System
and Fueling Investment with
System Optimization
110
1
3
2
North America Development:
Expanding Brand Access &
Increasing Brand Relevance

Wendy's

Coca-Cola

Wendy's

QUALITY

Wendy's
RECIPE.

QUALITY
FOOD
MADE
FRESH

32% New Image 2016 YE REIMAGING NEW DEVELOPMENT 111

WELCOME TO
REAL
WELCOME TO
FRESH
WELCOME TO
WENDY'S

112
IMAGE ACTIVATION
ACCELERATING
Delighting More Customers
Through Reimaging
2016: 521 reimages
Franchisees ahead of schedule
4+ year track record of delivering on goals
95% of sales lift is customer count growth
Healthy 2017 pipeline of 650+ projects

THE WENDY'S COMPANY   | 113
IMAGE ACTIVATION
ACCELERATING
Growing a Healthier Brand
with New Restaurants
2016: 99 new restaurants
22 net new openings
New restaurant sales ~$1.8M
Closed restaurant sales ~$1.1M
Healthy 2017 Pipeline of 170+ projects

N.A. Image Activation Momentum Continues THE WENDY'S COMPANY | 114 Total System Cumulative Reimages & New Builds

Elevating Customer Experience:
Reimaging Existing Restaurants
Compelling Economics
•
$300K+ investment
•
7-10% sales lift
•
10-15% return on investment
Incentives & Flexibility Fuel Acceleration
•
1% royalty abatement for 12 months
•
Upgrades available to tailor to trade area
Customer Focused Experience
•
Enhanced brand visibility & dining experience
•
Focus on food, people and service
115

THE
JOURNEY FORWARD
…TOGETHER
Organizational
Goals
Landlord /
Lease Review
and Strategy
New Build
and Relocation
Opportunities
Joint
Capital
Plan
Lenders
and Financial
Capacity
Development
Experience
Pace and
Sequencing
Existing
Restaurants
Restaurant
Maintenance
Plan
THE
JOURNEY FORWARD
Joint Capital Planning
116

CUSTOMER CONVENIENCE BRAND AWARENESS SALES & PROFITS RESTAURANTS BRAND ACCESS NEW 117 THE WENDY'S COMPANY |

2016 STARTED NEW TREND:
Expanding Footprint with +Net New Growth
THE WENDY'S COMPANY   | 118
-28
-46
-37
22
2013
2014
2015
2016E
40% increase in new restaurants v. 2015,
99 openings in 2016
90% increase in franchise driven
investments v. 2015
60% of new restaurants driven by organic
growth, 40% by system optimization
25% fewer closures v. 2015

THE WENDY'S COMPANY   | 119
The Power of the Wendy’s Brand
Regained and growing consumer
momentum…increasing brand relevance
QSR
is the place to be …convenience, value
and Wendy’s Quality
Wendy’s has a unique brand story…
communities want us in their neighborhoods
Relentless focus on economics and highly
engaged franchise system wants to win

THE WENDY'S COMPANY   | 120
1:26K
1:49K
1:54K
1:56K
Major QSR U.S. Penetration Today
Major QSR U.S. Penetration Today
Wendy’s Has Plenty of Headroom to Grow
U.S. Population: 319 M
1:75K
Current
High Potential
Markets
Current
High Potential
Markets

ALASKA
(U.S.A.)
YUKON TERRITORY
NORTHWEST TERRITORIES
CANADA
Hudson Bay
Gulf of Alaska
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
ONTARIO
QUEBEC
UNITED STATES OF AMERICA
NORTH PACIFIC
OTTAWA
WASHINGTON

121
Wendy’s Knows Where and How to Grow
Mapped and Prioritized Markets
>50% Growth Opportunity in Top 20 Markets
Identified ~4,000 Untapped Trade Areas (All Markets)
Strategic Data Driven Analysis
Local Insights, Partnerships and Experience
Multiple Growth Platforms Creates Agility & Flexibility

Market Mapping and
Trade Area Discipline
Drive Results
THE WENDY'S COMPANY   | 122
Evaluate Crucial Trade Area Dynamics:
•
Demographics
•
Population growth
•
Traffic generators and patterns
•
Competitor performance
•
Share of stomach
•
Other development drivers
Evaluate Site Specific Features:
•
Economics
•
Site Quality
•
Visibility and Accessibility

Top 20 U.S. Market
Discipline Drives Results
High Potential Growth Market
•
1 Wendy’s / 67,000 People
•
Potential: 20 Untapped Trade Areas
•
2020 Target: 10 to 15 New Wendy’s
Delivering On Our Strategy
•
2 open to date
•
2-3 to open in 2017
•
More planned to open in 2018+
THE WENDY'S COMPANY   | 123

124

© Quality Is Our Recipe, LLC
Smart Designs
THE WENDY'S COMPANY   | 125
Reduced Investment by ~$300K
Improved Economics & Operations
-
Reduced energy use by ~20%
-
Technology integration (e.g., kiosk)
-
Smaller footprint and site
-
Optimized capacity and throughput
-
Reduced build time, drive sales sooner
Expanded Real Estate Opportunities
50%+ of 2017 Pipeline

Wendy's
Wendy's
Wendy's
QUALITY IS OUR RECIPE
Wendy's
Wendy's

End Cap Co-Development Conversion Transportation Center Bank Conversion Inline Conversion Thinking Differently Drives Strong Sales to Investment Ratio 126

YR2 4% ABATEMENT 1% ROYALTY 3% ADVERTISING YR1 5.5% ABATEMENT 2% ROYALTY 3.5% ADVERTISING New Incentive* 2017 - 2018 3 YRS 2% ROYALTY ABATEMENT Previous Incentive < 2016 *Net New Development Only 127

THE WENDY'S COMPANY | 128 WENDY’S IS GROWING • 2017 Growth Rate ~1% • Rate of 2–3% for 2018 to 2020 2015 2016E 2017E 2018E 2019E 2020E 500 – 550 -0.6% ~0.5%

THE WENDY'S COMPANY   | 129
Wendy’s Recipe to Win: New Restaurant Growth
Company
System Optimization
Commitments (I, II, III)
Buy and Flips (‘15 –
‘17)
Organic Franchise
Growth & Additional Buy
and Flip Commitments
Compelling Economics
with target of
>1.3:1 Sales to Investment
Ratio
We Know Where to Grow: Trade Area Mapping &
Multi Urbanicity
Strategy
Real Estate Procurement
Program &
Canadian Build to Suit power a healthy pipeline
Development Commitments: Refranchising
and Buy and Flip and Highly Engaged Franchisees
Multiple Growth Platforms and Innovative Designs
Create Agility and Flexibility
Redesigned New Restaurant Incentives and
Franchise
Development
Support
40%

Transforming Our Franchise System
•
Buy and Flip: Company facilitated
franchisee-to-franchisee transaction
–
We match pre-approved buyer
with
selling franchisee
–
Buyer receives new 20 year agreements
–
Grow & transform market
–
Recruit new high potential franchisees
and grow existing franchise leaders
–
TAF Income ~$40K/Restaurant
•
Franchise Transfer: Subject to
Company approval and Company has
ROFR
–
Administrative fee, existing agreements
THE WENDY'S COMPANY   | 130
200
200
200
200
71
144
400
200
2015
2016E
2017E
'18-'20 E
Franchise Transfers (Non-Facilitated)
Franchise Transfers (Non-Facilitated)
Buy and Flip (Facilitated)
Buy and Flip (Facilitated)

© Quality Is Our Recipe, LLC
THE WENDY'S COMPANY   | 131
13 Franchise Organizations
Collectively own ~1,000 restaurants
Individually own from 4 to 200+ Wendy’s
New Franchisees & Seasoned Operators
~40% Image Activated
Our Franchise Family
In Their Own Words
(Video)

Development Video 132

Accelerating Image Activation,
Achieve 42% in 2017, 70%+ by 2020
Open 1000 New Restaurants,
Thinking Differently with Compelling
Economics, New Platforms, Incentives
Expand Brand Footprint & Access,
add 500 to 550 Net New, 2017 to 2020
THE WENDY'S COMPANY   | 133
Transform Franchise System:
400 Buy and Flips in 2017 & 200 Transfers
1
Wendy’s is Committed
to Growth
2
3
4

Bob Wright EVP, Chief Operations Officer and International © Quality Is Our Recipe, LLC 134

Wendy’s International:
A Growth Engine
Foundation For Growth Is Strong
Significant Success In 2016
Strategic Balance Focused on Growth
Accelerating Growth Through 2020 & Beyond
THE WENDY'S COMPANY   | 135

INTERNATIONAL MARKET REACH

Current Markets
DUBLIN, OHIO
CAYMAN ISLANDS
BAHAMAS
JAMAICA
DOMINICAN REPUBLIC
PUERTO RICO
MEXICO
GUATEMALA
EL SALVADOR
HONDURAS
PANAMA
VIRGIN ISLANDS
TRINIDAD & TOBAGO
VENEZUELA
CURACAO
ARUBA
ECUADOR
BRAZIL
CHILE
ARGENTINA
REPUBLIC OF GEORGIA
KUWAIT
UAE
INDIA
JAPAN
GUAM
PHILIPPINES
MALAYSIA
INDONESIA
NEW ZEALAND

THE WENDY'S COMPANY | 136 29 Countries 439 Restaurants

2016 Performance Recap
•
Systemwide
Sales*
~$420 million
•
AUV*
~$1.1 million
•
Gross New Opens
50
•
Net New Opens
36
•
Number of Countries with Opens
13
•
Market Closures
0
•
% Image Activated
~40%
*Excludes Venezuela
137

Growth Focused Blueprint Existing Markets Execute Plan For Accelerated Growth Market Development High Opportunity “Narrow and Deep” 138

~75% Of New Restaurants Coming From 7 Existing Markets ARGENTINA BRAZIL CHILE MEXICO MIDDLE EAST INDONESIA JAPAN 139 THE WENDY'S COMPANY |

Narrow and Deep New Market Entry
QSR Category
Consumers
Real Estate
Economic inputs
Suppliers/Service
providers
Regulatory
Metrics &
benchmarks
Table stakes
Cons. model
hypotheses
Economic model
hypotheses
Concept
prototyping
Brand assessment
research
Consumer model
•
Place
•
Product
•
Price
•
Promotion
•
People
•
Performance
Site selection
Site specific plan
Permitting
Bid
Build
Launch
Measure
Track
Consumer insights
Refine
18 -
24 MONTHS
CONCEPT
DISCOVERY
DESIGN &
COMM.
PLAN &
BUILD
OPEN &
EVALUATE
140

Latin America & Caribbean (LAC) Region
ESTABLISHED
UNDER DEVELOPMENT AGREEMENT
141
THE WENDY'S COMPANY   |
BRAZIL
PANAMA
BAHAMAS
ARGENTINA / CHILE
BRAZIL
GUYANA
SURINAME
ECUADOR
PANAMA
HONDURAS
EL SALVADOR
GUATEMALA
CAYMAN
BAHAMAS
MEXICO
JAMAICA
VENEZUELA
TRINIDAD
ARUBA / CURACAO
USVI
PUERTO RICO
DOM. REPUBLIC
ST. VINCENT
ST. MAARTEN
ST. LUCIA
GRENADA
BARBADOS
ANTIGUA & BARBUDA
19 countries
260 restaurants

Argentina & Chile: Rapid Growth
THE WENDY'S COMPANY   | 142
•
Increased footprint in 2016 from 5 to 13
–
5 new opens in Chile
–
3 new opens in Argentina
•
Plan for 7 new restaurants in 2017
•
Strong AUVs, +$2M in Argentina

Brazil: Strong Opening THE WENDY'S COMPANY | 143 • JV Structure: Wendy’s has 20% Share • First 2 restaurants opened in July • On track for +$2.5M AUV • 5 new restaurants planned in 2017

Asia Pacific (AP) Region GUAM JAPAN INDONESIA NEW ZEALAND MALAYSIA PHILIPPINES INDIA ESTABLISHED THE WENDY'S COMPANY | 144 JAPAN INDIA INDONESIA 7 countries 153 restaurants

Japan: Conversion
Hybrid Format
THE WENDY'S COMPANY   | 145
•
Wendy’s Franchisee purchase of First Kitchen
–
Opened door to growth through conversions
•
~30% average sales lift on first conversions
•
~$1.3M AUV on first conversions
•
15 planned conversions in 2017
•
Sub-franchising growth opportunity

Europe, Middle East, Africa (EMEA) Region
REPUBLIC OF GEORGIA
UAE
ESTABLISHED
UNDER DEVELOPMENT AGREEMENT
KUWAIT
THE WENDY'S COMPANY   | 146
3 countries
26  restaurants
UNITED ARAB EMIRATES
GEORGIA
AZERBAIJAN
BAHRAIN
EGYPT
SAUDI ARABIA
JORDAN
QATAR
SYRIA
TUNISIA
KUWAIT
ALGERIA
OMAN
MOROCCO
LEBANON

Middle East: New Expansion
THE WENDY'S COMPANY   | 147
•
UAE: First flagship restaurant planned for 2017
•
Kuwait: Opened first restaurant in Q4 2016
•
Saudi Arabia: Rights granted, Q4 2017
Market Launch
•
Qatar: New sub-franchise planned for 2017

148 Balanced International Business Strategy THE WENDY'S COMPANY |

Customer Driven Systems Focused THE WENDY'S COMPANY | 149

Become the preferred QSR brand by creating a category disrupting experience that leverages Wendy’s brand strengths of food quality and superior experience Vision 150

QSR PLUS

CASUAL BURGER

The Fifties Traditional Burger
Madero Burger & Grill
Hamburgueria Nacional
Johnny Rockets
Café Delhi Heights
Lanchonete da Cidade
General Prime Burger
Fatburger
Chili's
Hamburguinho
Chicohamburger

QSR

Burger King
Bob's
Giraffas Brazilian Steaks & Burgers
Carl's Jr.
KFC

THE WENDY'S COMPANY | 151 CASUAL DINING BURGER MINUS QSR PLUS+

THE WENDY'S COMPANY | 152 QSR Plus+ Experiences Deliver

Wendy's
OLD FASHIONED
HAMBURGERS
Wendy's
1st
RESTAURANT
Est. 1969

Wendy's
QUALITY BURGERS SINCE 1969

Quality Burgers Since 1969 153

Differentiated Customer Journey 154

Operating Systems Breed Consistency THE WENDY'S COMPANY | 155

Food Quality & Value Drive Marketing Following the U.S. Calendar (LTO) Regional Marketing Program Local Marketing Program # MKTS PROGRAMS 8 10+ 15+ 156

Restaurant Unit Level Economics Franchisee Business Economics THE WENDY'S COMPANY | 157

Range of: • AUV • Food, Paper, Labor Costs • Rent/Occupancy Costs • Investments Focus Is Always Unit Level Economics 158

159 Multiple Asset Types To Drive Success

Engaged Ownership Growth Oriented THE WENDY'S COMPANY | 160

161
Foundation Of Great Partners
•
Proven track record of operating a multi-unit
restaurant, retail, or other hospitality business
in the market of interest
•
Financial capacity to achieve expansion plan
•
Shared vision for market development
between franchise leadership, applicable
investors, and Wendy’s
•
Existing business infrastructure that can be
leveraged to support Wendy’s
•
Exceptional access
to key real estate
THE WENDY'S COMPANY   |

162
INTERNATIONAL
IS GROWING :
9%
12.5%
2016
2017
2018
2019
2020
•
‘16 Net New Growth Rate 9%
•
‘17 Net New Growth Rate 12.5%
•
Net 400+ openings by 2020
~20% Growth Per Year
2020E
~850
Accelerating Development Plan
THE WENDY'S COMPANY   |

163 Wendy’s International 2020 Goals Restaurant Sales* ~$1 Billion Restaurant Count ~850 Image Activation 70%+ EBITDA ~$20 Million *Excludes Venezuela 163

Kurt Kane Chief Concept and Marketing Officer © Quality Is Our Recipe, LLC 164

NEW
fresh
MOZZARELLA

NEW
Limited Time
Bacon
QUESO
FRIES

Dave's
Cherry
Cream Soda

NEW
FRUITEA
CHILLERS™

Frosty.

Today’s Deliciously Different Lunch 165

Bob Wright EVP, Chief Operations Officer and International © Quality Is Our Recipe, LLC 166

Restaurant Margins as
an Engine for Growth
•
Multi-year history of margin
expansion
•
Recent favorability of
commodities
•
External pressures of cost and
availability of labor
•
Wendy’s systems & initiatives
in place to manage pressure
167

Performance Over Time Situation Assessment Margin Enhancement Strategies & Outlook 1 3 2 168

Performance Over Time Situation Assessment Margin Enhancement Strategies & Outlook 1 3 2 169

Significant N.A. Company Restaurant Margin Growth 170 14.0% 15.3% 15.8% 17.7% 19.1% 2012 2013 2014 2015 2016E +130bps +50bps +190bps +140bps THE WENDY'S COMPANY |

171
Food Cost % +290 bps favorable vs 2012
•
Well-positioned to leverage favorable market
conditions for key commodities
•
Strong collaboration with purchasing Co-Op (QSCC)
•
Investment in quality and value without over-
burdening cost structure
Labor +170 bps favorable vs 2012
•
5% wage inflation, overall labor costs increased by
20 bps vs 2015 with evolving employment landscape
translating to staffing challenges
•
Sales growth and rollout of new optimized labor
model helped mitigate labor pressure
•
Extraction of 31 hours over last 2 years through task
labor efficiency and right sizing service staff
Other operating cost +50 bps favorable vs 2012
•
Improvement in spite of inflation
THE WENDY'S COMPANY   |
33.2%
32.8%
32.7%
32.0%
30.3%
30.1%
29.7%
29.0%
28.2%
28.4%
22.7%
22.2%
22.5%
22.1%
22.2%
2012
2013
2014
2015
2016E
Food
Labor
Other Costs

Performance Over Time Situation Assessment Margin Enhancement Strategies & Outlook 1 1 3 3 2 2 172

Washington—$11.00
Oregon—$9.75
Illinois State—$8.25
Chicago—$10.50
Ohio—$8.15
NY State—$10.75
NYC—$12.00
Boston—$11.75
$7.25 min
$7.26 - $9.99
Above $10.00
California State—$10.50
San Francisco—$13.00
Emeryville—$14.82
San Jose—$10.50
Los Angeles—$10.50
Colorado—$9.30
Arizona—$10.00
Minnesota—$9.50
South Dakota—$8.65
Nebraska—$9.00
Florida—$8.10
Georgia—$7.25

Hourly Employees
2012
2013
2014
2015
2016E

Restaurant Management
2012
2013
2014
2015
2016E

Access to & Cost of Labor
is Primary Margin Concern
THE WENDY'S COMPANY   | 173
•
Commodities favorability leveling off
•
Legislated & market dynamics driving
average wage rates & rate of
increase
•
Staffing becoming challenging with
evolving employment landscape
•
Turnover trends approaching industry
highs
•
~4% Labor inflation expected in 2017

Performance Over Time Situation Assessment Margin Enhancement Strategies & Outlook 1 3 2 174

SELF ORDER
CREDIT CARDS ONLY
ORDER HERE
HUNGRY?
Order here.

Investing
in
the
Customer
to
drive
traffic & increase loyalty
Mitigation of labor risk and elevation
of Employee
experience
Design to Value
mitigates
commodity risk
Leveraging
Technology
as
enabler
for efficiency and improved
experience
Margin Enhancement
Strategies
175
1
3
2
4
THE WENDY'S COMPANY   |

176
2. Resulting in lower cost burden
1. Increased Traffic
3. Improved Restaurant Profitability
The Power of Sales Leverage
•
Management and Fixed costs
spread over larger sales base
•
Crew becomes more efficient,
product flow more consistent
THE WENDY'S COMPANY   |

The best way to make money in this business is to make your labor costs and your rent a smaller percent of your sales. That means getting your sales up. 177

Sales Growth: Invest in what
Customers Demand to Drive
Traffic & Increase Loyalty
•
Compelling Quality and Value
178
•
Differentiated Restaurant
Facilities
•
Improved Experiences that
Drive Loyalty
THE WENDY'S COMPANY   |

Execution is Strategy:
Delight Every Customer
Operations Initiatives
•
Full Implementation of New Voice of the
Customer Program in May 2016
•
Over 1 million points of feedback directly
from customers
•
14% Improvement in “Delighted
Experiences” in 1 year
•
Delighted customers 260% more likely to
return and 390% more likely to
recommend than satisfied
•
4 hour response time to all customer
comments
179
PD 1
2016
PD 2
PD 3
PD 4
PD 5
PD 6
PD 7
PD 8
PD 9
PD 10
PD 11
PD 12
PD 1
2017
Wendy's
Best In Class
Overall Satisfaction
Overall Satisfaction
Taste
Friendliness
Speed
Accuracy
Cleanliness
North America
(last 90 days)
8/5/16-11/2/16
11/3/16-1/31/17
Best In Class
THE WENDY'S COMPANY   |

Consistency is Key
to Success
•
Restaurant by Restaurant
•
Dayparts
•
Day of the Week
•
Strength is Market by Market
•
Franchisee engagement is
critical and has been robust
180
OSAT
Taste
Friendliness
Speed
Accuracy
Cleanliness
North America Range of Performance
Wendy’s Internal Data YE 2016
THE WENDY'S COMPANY   |

VOICE of the CUSTOMER
OSAT • prioritization
CUSTOMER experience EVALUATION
measurement • diagnostics
CUSTOMER experience PLAYBOOK
key drivers • tools
CUSTOMER EXPERIENCE CYCLE

WELCOME TO
REAL
WELCOME TO
FRESH
WELCOME TO
CUSTOMER CARE

How do I compare?
What are people saying?
Where should I focus?
Alert Summary

Customer Experience Cycle
Drives Improvement
Voice of the Customer
100% restaurant participation
Best in Class internal Customer Care Center
Customer Experience Evaluation
5 Audits/Restaurant/Year
Directly links to customer feedback
Customer Experience Playbook
100% franchisees and restaurants trained
Used as coaching at restaurant level
Escalation process for failing restaurants
181

Mitigation of Labor Risk
and Elevation of
Employee Experience
THE WENDY'S COMPANY   | 182
•
Continued focus on labor
optimization and effective
deployment to build sales
•
Management staffing model to
optimize leadership &
efficiency

Labor Guide Optimization
Key Offset to Inflation
•
31 Hours per week reduced over
2 years
•
~$20,000 per restaurant/year
•
Future Focus
•
CSO
Kiosks
•
Automation
•
Management Administrative Tasks
•
Repetitive Production & Non-
Production Tasks
183

•
Appealing career path to attract,
retain and reward top talent
THE WENDY'S COMPANY   | 184
Management Staffing
Model Optimizes
Leadership & Efficiency
•
Simplify operational focus,
leading to better operations and
enhanced customer experience
•
Enhanced restaurant economic
model

Mitigate Commodity Risk via DTV Approach
THE WENDY'S COMPANY   | 185
Design to Value (DTV) that builds value into things that customers value the most, while extracting costs from the things they value the least.
Focus Items
1.
Commoditized Ingredients
2.
Paper and Packaging
3.
Supplier Complexity
4.
Inventory Management
5.
Process Improvement
Guiding principle
Does an item or attribute meaningfully
and positively impact…
1.
The consumer
experience?
2.
Operators
or ability to deliver the
consumer experience, food safety, or
otherwise impact internal metrics?
3.
Operator margins?
4.
Fuel for growth in other areas?

QUALITY IS OUR RECIPE
Find a Location
Order On-The-Go

Dave's Double™
$5.19 | 820 Cal
ADD TO BAG

How would you like to get your food?
DINE IN
CARRY OUT
This Kiosk Accepts

Better Buildings® CHALLENGE
U.S. DEPARTMENT OF ENERGY

THE WENDY'S COMPANY   | 186
Customer Facing
Technology as Enabler for
Improved Experience &
Efficiency
•
Customer facing technology to
improve experience & margins
•
Technology enables automation
opportunities for least desirable tasks
•
Technology enables energy
efficiencies
Order
Here
•
Meets needs of QSR consumer with
speed, convenience and affordability

THE WENDY'S COMPANY   | 187
2017 Co. Restaurant Margins
Anticipated to be Flat
Commodities flat
1
3
2
Continued pressure in labor
Design to Value principles improve
margins and enable reinvestment
14.0%
15.3%
15.8%
17.7%
19.1%
Flat
2012
2013
2014
2015
2016E
2017E
+130
bps
+50
bps
+190
bps
+140
bps

David Trimm Chief Information Officer © Quality Is Our Recipe, LLC 188

Why and What Where We Are Where We’re Going Our Digital Story THE WENDY'S COMPANY | 189

Hooli
9:41 AM
Wendy's
Pay
Find
FRESH
NEVER FROZEN
BEEF
DOUBLE
BACONATOR
START YOUR ORDER
EXPLORE
ORDER
ACCOUNT

THE WENDY'S COMPANY | 190 Our overall goal for technology… Allow customers to have a deliciously different experience

We Believe The Digital Experience Should... Drive Brand Relevance Build Customer Loyalty Deliver Operational Efficiencies 1 2 3 191

Where our digital story comes to life… Founded in June 2015 Next to OSU campus Products Are: Web; Apps; Kiosks THE WENDY'S COMPANY | 192 “A Tech Source of Competitive Advantage”

Agile Rapid Development Highly Customer Centric Change As We Learn THE WENDY'S COMPANY | 193

Collaborative Room For Teams To Form Bring Customers In Re-Configurable Workspace Wendy’s Kitchen Setup Cross-Functional Work Expected! THE WENDY'S COMPANY | 194

Different It’s Wendy’s… …with a startup feel THE WENDY'S COMPANY | 195

Our Digital Story Is A Perfect Fit To Our Brand Customization : Made Fresh 196

It’s in our DNA...
Fresh, Customized, Made to Order
Order via any digital channel –
take your time and explore
Order triggered when you
arrive
at the restaurant
Our food is always
prepared
fresh specifically for you –
customization is “built in”
197

2016 Foundational Work Single POS System 90° Labs and Unified Ordering Operationalizing our solution… Operating model, products and tech truly Delight Every Customer. 198 THE WENDY'S COMPANY |

QUALITY IS OUR RECIPE
Find
Find a Location
Order
On-The-Go!
GET THE WENDY'S APP
2004 NORTH HIGH
ORDER HERE
Dave's Double
$5.39 | 820 Cal
ADD TO BAG
2339 Frederick Ave
START YOUR ORDER
How would you like to get your food?
DINE IN
CARRY OUT
This Kiosk Accepts

Unified Ordering
Consistent experience across channels
Efficient to maintain
Agile for new developments
Single application…
…but appropriate to each platform
THE WENDY'S COMPANY   | 199
Order
Here
“The Beating Heart of Digital”

Where We Are
Kiosks Available to Franchisees
…and Ramping Up
Kiosks now in Canada too
400+ locations on mobile ordering
Payments solution in deployment
Back stage: Analytics
“Capitalizing On The Investment”
200
THE WENDY'S COMPANY   |

NEVER STOP LEARNING. TRY TO LEARN SOMETHING NEW, AND GET A LITTLE BETTER EVERY DAY. 201

ORDER HERE
Hungry? Let us take your order at the counter.
ORDER HERE
ORDER HERE

Kiosks Preferred by Many Customers Unlocking Kitchen Capacity 3 Kiosks Cost ~$12k to $15k Payback <2 Years Gateway to Mobile “Customers Love Them and So Do We” 202 THE WENDY'S COMPANY |

Kiosks Give Us The Opportunity To Innovate… 203

Mobile: Bold, Clean Imagery; Optimized Journey 204

Carrier
9:41 AM
1 item | $.99
Dave's Double™
810 Calories
COMBO
CUSTOM
INFO
Double up with a half pound of 100% real North American ground beef and the freshest premium toppings on warm, toasted buns - a double that would make Dave proud!
+ ADD

Where We’re Going in 2017 Kiosks: >1,000 Restaurants Mobile Ordering: >Half Restaurants Focused Development Roadmap Payments Analytics “Bold Goals – Moving Fast” 205 THE WENDY'S COMPANY |

Making IT Happen in
2017
Clear Vision and Ability to Execute
(technically and operationally)
Foundation Laid … Now to Capitalize
Digital Speed plus Food Quality & Freshness…
…Only Wendy’s Can Deliver Both
206

Todd Penegor President & Chief Executive Officer © Quality Is Our Recipe, LLC 207

Gunther Plosch: Finance
THE WENDY'S COMPANY   | 208
•
2016 Results: N.A. System SRS solid despite tough compares and macro headwinds,
Adj. EBITDA held steady in final year of SO, Free Cash Flow turned positive
•
2017 Outlook: First full year at 5% company ownership, anticipate Adj. EBITDA, Adj. EPS, and Free Cash Flow acceleration with N.A. System SRS of 2-3%
•
Path to 38-40% Adj. EBITDA Margin in 2020 is driven by growth and productivity gains;
Accelerated G&A savings will be key
•
Free Cash Flow continues to accelerate through 2020, culminating at ~$275 million
•
Returning cash to shareholders continues to be a priority: additional 8% dividend increase and new $150 million share repurchase authorization approved by Board of Directors

Kurt Kane: Marketing
•
We have regained consumer momentum; 13 key brand health metrics showed improvement in 2016 vs. 0 in 2014
•
Our job is to convert “Spectators” to “Fans”; communicating how we are
“Deliciously Different” from other QSR players is how we will do this
•
We are playing offense on our fresh beef message and it’s working well
•
Chicken and Salads will grow through focus on taste and trial efforts
•
Our approach to value is multi-faceted and a new source of strength; 4 for $4,
$0.50 Frosty, $5 Grilled Chicken; testing afternoon daypart value
THE WENDY'S COMPANY   | 209

Abigail Pringle: Development
•
Accelerating Image Activation and new builds to delight even more customers sooner, 70%+ by 2020
–
Compelling economics
–
Joint capital planning / partnership with our franchise community
–
Flexible design solutions
–
Meaningful incentives & support
•
Committed to expand footprint by 500-550 net new restaurants in North America from 2017 to 2020
–
+1% net new in 2017
–
Accelerating to 2-3% between ‘18 and ‘20
•
Strengthening franchise system and fueling growth with continued Buy and Flip transactions
–
~400 B&F’s in ‘17
–
~200 B&F’s annually between ‘18 and ‘20
THE WENDY'S COMPANY   | 210

Bob Wright: International
•
Highest net openings in 20 years, no market exits and record unit count of 439 restaurants
•
Relentless focus on superior customer experience, attractive economic model and development of robust Franchise Partnerships
•
Narrow & Deep Strategy continues to be successful and will build foundation for future growth
•
2020 Goal to achieve International Systems Sales of $1 billion and Restaurant
Count of approximately 850
THE WENDY'S COMPANY   |
211

Bob Wright: Restaurant Margin
•
Strong Restaurant margin growth during last 5 years (from 14% in ‘12 to 19% in ‘16)
•
Labor
Cost
is
a
known
headwind
–
systems
in
place
to
manage
–
Profitable Customer Count Growth and Sales Leverage
–
Continue to Leverage Technology
–
Further Labor Guide optimization
–
Elevating Employee Experience
•
Focused Commodity Cost Management
–
Strong Partnership with our Purchasing Co-Op (QSCC)
–
Design to Value Initiatives
THE WENDY'S COMPANY   |
212

David Trimm: Technology
•
Digital experience builds customer loyalty and delivers operational efficiency
•
100% aligned with our core strengths: fresh food, made-to-order, customization
•
Foundation
and
execution
capability
in
place
--
now
capitalizing
on
it
–
Moving to single POS System
–
90 Degree Labs delivered Unified App
–
Solutions operationalized
•
Where We’re Going
–
More than 1,000 N.A. restaurants with Kiosks installed and more than half of N.A.
restaurants with Mobile Ordering by the end of 2017
–
Innovative Technology Solutions complimenting our Restaurant Operating System
–
Payments solution gives access to payment innovation
–
Use data and analytics to connect better to our Customers
THE WENDY'S COMPANY   | 213

2017 and Beyond
It’s All About Growth
The Foundation has been Built
Leverage “The Wendy’s Way” to Delight Every Customer.
Bring “Deliciously Different” to Life in all we do
Drive Profitable Customer Count
Growth
Expand Brand Access Globally
Relentlessly Focus on Restaurant Level Economics
Utilize Technology to Enhance the Customer Experience
Diligently Manage our G&A Cost Structure
THE WENDY'S COMPANY   |
214

Wendy’s 2020 Goals THE WENDY'S COMPANY | 215 Global Restaurant Sales ~$12 billion Global Restaurant Count ~7,500 Global Image Activation 70%+ Adj. EBITDA Margin 38-40% Free Cash Flow ~$275 million

Q&A E-mail questions to: peter.koumas@wendys.com 216

Appendix 217

Reconciliation of Non-GAAP Financial Measures
In addition to the GAAP financial measures included in this presentation, the Company has included certain non-GAAP financial measures (i.e., adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, adjusted tax rate and free cash flow).  These non-GAAP financial measures exclude certain expenses and benefits as detailed in the accompanying reconciliation tables.
This presentation also includes forward-looking guidance for certain non-GAAP financial measures including adjusted EBITDA, adjusted earnings per share and adjusted tax rate. The Company excludes certain expenses and benefits from adjusted EBITDA, adjusted earnings per share and adjusted tax rate, such as impairment of long-lived assets, reorganization and realignment costs and system optimization gains, net. Due to the uncertainty and variability of the nature and amount of those expenses and benefits, the Company is unable without unreasonable effort to provide projections of net income, earnings per share or reported tax rate or a reconciliation of projected adjusted EBITDA, adjusted earnings per share or adjusted tax rate to projected net income, earnings per share or reported tax rate.
218
THE WENDY'S COMPANY   |

The Wendy’s Company and Subsidiaries Consolidated Statements of Operations In Thousands 219

THE WENDY'S COMPANY | 220 Reconciliation of Net Income to Adjusted EBITDA from Continuing Operations In Thousands (Unaudited)

221
Reconciliation of Income
and Diluted Earnings
Per Share from
Continuing Operations
to Adjusted Income and
Adjusted Earnings Per
Share from Continuing
Operations
In Thousands except per-share amounts
(Unaudited)
THE WENDY'S COMPANY   |

222